SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 10, 1999

                            MFN Financial Corporation
               (Exact name of registrant as specified in charter)


Delaware                                1-10176               36-3627010

(State of other jurisdiction          (Commission           (IRS Employer
   of incorporation)                  File Number)        Identification No.)



                  100 Field Drive, Lake Forest, Illinois 60045
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (847) 295-8600




                         Mercury Finance Company
         (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy or Receivership.

         On July 15, 1998, MFN Financial Corporation f/k/a Mercury Finance Company, a Delaware corporation ("Mercury" or the "Company"), filed a voluntary petition for relief in connection with its plan of reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court (the "Court") for the Northern District of Illinois, which was assigned to the Honorable Erwin I. Katz, U.S. Bankruptcy Judge, Case Number 21816 (the "Voluntary Case"). The previously announced involuntary case, Case No. 98-20763, which was filed on July 6, 1998 by several litigants in Mercury's pending securities lawsuits and for which no order for relief was granted, was consolidated with the Voluntary Case. The Voluntary Case has proceeded under Case No.
98-20763.

         On March 10, 1999, the Court entered an order confirming the Company's Second Amended Plan of Reorganization (the "Plan"). The effective date of the Plan was March 23, 1999 (the "Effective Date"). The Plan is filed hereto as
Exhibit 2(a) to this Form 8-K and is incorporated herein by reference.

         Under the Plan, the Company's senior lenders will receive new senior secured notes equal to 75 percent of the face value of their then current outstanding balance after the receipt of Excess Cash (as defined in the Plan) and their pro rata share of 9,500,000 shares of the initial equity of the reorganized company. The holders of subordinated notes will receive $22.5 million in new junior unsecured subordinated notes.

         The shareholders of the Company will receive their pro rata share of
(i) 500,000 shares of the initial equity of the reorganized company and (ii) three series of warrants, each exercisable for 580,000 shares of the common stock of the reorganized company, with expiration dates of three, four and five years, respectively, from the effective date of the Plan. The exercise price of the Series A Warrants will be $15.34, the exercise price of the Series B Warrants will be $21.81 and the exercise price of the Series C Warrants will be $28.27.

         Pursuant to the Plan, the Company will transfer to a certain trust established under the Plan (the "Liquidating Trust"), on the Effective Date, (i) $5 million in cash, (ii) the Company's claims against KPMG Peat Marwick and
(iii) $250,000 in cash for fees and costs to be incurred in connection with the Liquidating Trust. Holders of Securities Fraud Claims (as defined in the Plan) will receive a share of the beneficial interests in the Liquidating Trust in complete settlement, satisfaction and discharge of their claims. In accordance with the Plan, the Company will also pay (i) $13.35 million into funds established for the benefit of holders of certain indemnification claims against the Company on the Effective Date and (ii) upon verification, costs and expenses of officers, agents and employees who are no longer employed by the Company as of the first day immediately following the Effective Date (other than the claims of the estate of James A. Doyle and John N. Brincat in respect of which no obligations shall be assumed), to the extent such costs and expenses are incurred after the Effective Date in connection with their participation in an agency or government investigation, which costs and expenses are limited to $250,000 in the aggregate. The Company has also agreed to (i) pay John N. Brincat $100,000 and (ii) release Mr. Brincat from all claims the Company may have against him, in complete settlement, satisfaction and discharge of any claims Mr. Brincat may have against the Company, subject to the approval of the United States District Court for the Northern District of Illinois by a final non-appealable order.

         Under the Plan, the reorganized company will have 50,000,000 shares of Common Stock, par value $.01 per share, authorized, 10,000,000 shares of which are to be issued and outstanding. No shares are reserved for future issuances in respect of claims and interests filed and allowed under the Plan. Information regarding the assets and liabilities of the Company as of the most recent practicable date is incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

         On March 10, 1999, Mercury issued a press release with respect to the confirmation of the Plan. A copy of the press release is attached hereto as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit No.       Description of Document

                  2(a) Mercury Finance Company's Second Amended Plan of Reorganization, incorporated herein by reference to Exhibit 2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                  3(i) Amended and Restated Certificate of Incorporation of Mercury Finance Company, incorporated herein by reference to Exhibit
                                    1.1 to the Company's Form 8(a) filed on
                                    March 22, 1999.

                  3(ii) By-laws of the Company, incorporated herein by reference to Exhibit 1.2 to the Company's Form 8(a) filed on March 22, 1999.

                  4(A) Indenture dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association with respect to Senior Secured Notes.

                  4(B) First Supplemental Trust Indenture dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association with respect to 10% Senior Secured Notes Due 2001, Series A.

                  4(C) Second Supplemental Trust Indenture dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association with respect to Senior Secured Notes Due 2001, Series B.

                  4(D) Company Security Agreement dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association.

                  4(E) Company Pledge Agreement dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association.

                  4(F) Subsidiaries Guaranty Agreement dated as of March 23, 1999, between each of the corporations listed on Annex I thereto and Norwest Bank Minnesota, National Association.

                  4(G) Subsidiaries Security Agreement dated as of March 23, 1999, between each of the corporations listed on Annex I thereto and Norwest Bank Minnesota, National Association.

                  4(H) Indenture dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association with respect to Senior Subordinated Notes.

                  4(I) First Supplemental Indenture dated as of March 23, 1999, between the Company and Norwest Bank Minnesota, National Association with respect to 100% Senior Subordinated Notes due 2002.

                  4(J) Warrant Agreement dated as of March 23, 1999, between the Company and Harris Trust and Savings Bank, as warrant agent.

                  10 Registration Rights Agreement dated as of March 23, 1999, between the Company and the persons identified on Schedule 1 thereto.

                  99.1              Press release dated March 10, 1999 issued by
                                    Mercury.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MFN Financial Corporation

Date:  March 25, 1999            By:  /s/ Mark E. Dapier
                                    --------------------
                                 Its: Executive Vice President, General Counsel
                                 and Secretary